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EXHIBIT 10.2

                            FIRST AMENDMENT TO LEASE
                            ------------------------

This First Amendment to Lease ("Amendment 1") made and entered into this 1st day of October, 2005, by and between BRANCH BANKING AND TRUST COMPANY OF VIRGINIA, a Virginia Corporation, as Landlord, and EOIR TECHNOLOGIES, INC, as Tenant.

                                   WITNESSETH

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated May 31, 2002 (collectively hereinafter referred to as the "Lease"), for certain premises consisting of approximately 5,420 square feet on the first floor of the building located at 1308 Devils Reach Road, Woodbridge, VA (hereinafter referred to as the "Premises"),

Whereas, Landlord and Tenant hereto desire to amend the Lease as follows:

That the Lease is amended effective October 1, 2005:

     1.   Renewal Term
          ------------

          The term of the Lease shall be extended for an additional period of Three (3) years commencing October 1, 2005 and expiring on September 30, 2008.

     2.   Base Rent
          ---------

          October 1, 2005- September 30, 2006, base rent is adjusted to $108,400.00 annually to be paid in monthly installments of $9,033.34

          October 1, 2006 - September 30, 2007, base rent is adjusted to $109,516.52 annually to be paid in monthly installments of $9,126.38.

          October 1, 2007 - September 30, 2008, base rent is adjusted to $110,644.54 annually to be paid in monthly installments of $9,220.38.

     3.   Additional Rent
          ---------------

          Paragraph 5- Base Rental Adjustment Following Base Year shall be deleted in its entirety as this Amendment 1 changes the lease to a full service lease.

     4.   Additional Improvements
          -----------------------

          Tenant shall retain the right to request further Tenant Improvements on said premises throughout the remainder of the renewal term. All approvals of said improvements will be at the full discretion of the Landlord. All requests shall be submitted with copies of plans and estimated expenses to : Branch Banking and Trust Company of Virginia, PO Box 1220, Winston Salem, NC 27102-1229, Attention: Tenant Income Manager. If by overnight mail to 2825 Reynolda Road, Winston Salem, NC 27106.




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     5.   Notices
          -------

          Tenant shall provide any notices required under the Lease to Landlord as follows: Branch Banking and Trust Company of Virginia, PO Box 1220, Winston Salem, NC 27102-1229, Attention: Tenant Income Manager. If by overnight mail to 2825 Reynolda Road, Winston Salem, NC 27106.

     6.   Miscellaneous
          -------------

          Landlord and Tenant each represent and warrant to the other that neither of them has employed any broker in procuring or carrying on any negotiations relating to this Amendment 1. Landlord and Tenant shall indemnify and hold each other harmless from any costs, expenses and liabilities, including without limitation, reasonable attorneys' fees and expenses, relating to the breach of the foregoing representation and warranty by the indemnifying party.

          Landlord and Tenant represent and warrant to each other that the person signing this Amendment 1 on its behalf has the requisite authority and power to execute this Amendment 1 and to thereby bind the party on whose behalf it is being signed.

Except as expressly set forth in this Lease Amendment 1, the Lease shall otherwise remain in full force and effect, the parties hereto hereby ratifying and confirming the same. To the extent there shall be any inconsistency between the Lease and this Amendment 1, this Amendment 1 shall control.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be executed as of the day and year first written above.


WITNESSETH:                                  LANDLORD:
                                             Branch Banking and Trust Company
/s/ signature                                of Virginia, a Virginia Corporation

                                             By: /s/ Brenda H. Shamloo
                                                 -------------------------------
                                             Brenda H. Shamloo, Vice President


                                             TENANT
                                             EOIR Technologies, Inc.

WITNESSETH:
/s/ William J. Elliott, Sr.                  By: /s/ Diana Durbin